LORD ABBETT BOND-DEBENTURE FUND, INC.


                      SUPPLEMENT DATED OCTOBER 18, 2002 TO
                                   PROSPECTUS


The following information hereby supplements the Prospectus dated May 1, 2002 by incorporating information regarding investments in equity securities which already appears in the Fund's Statement of Additional Information.

The following paragraph has been added under the caption "Additional Investment Information."


EQUITY SECURITIES. The Fund may not invest more than 20% of its net assets in equity securities. These include common stocks, preferred stocks, convertible preferred stocks, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.